NUVEEN NWQ FLEXIBLE INCOME FUND

SUPPLEMENT DATED OCTOBER 24, 2013

TO THE SUMMARY PROSPECTUS DATED JANUARY 31, 2013

1.	The following paragraph is added after the third paragraph of the section “Principal Investment Strategies”:

The Fund’s investments may include debt securities, preferred units and common units issued by master limited partnerships (“MLPs”), provided that the Fund may not invest more than 10% of its net assets in common units of MLPs.

2.	The following risk factor is added to the section “Principal Risks”:

Master Limited Partnership Risk—Investments in common units of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote. An investment in an MLP exposes the Fund to certain tax risks associated with investing in partnerships. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-NFIS-1013P